EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Atlas America Public #9 Ltd. (the “Partnership”) on Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nancy J. McGurk, Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/Nancy J. McGurk
Name:	Nancy J. McGurk
Title:	Chief Financial Officer of the Managing General Partner
Date:	August 16,2004